EXHIBIT 10.2b
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                 JOINT VENTURE CONTRACT BETWEEN DIYNG (TIANJIN)
                   MINING SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD.
                      AND EMPIRE MINERALS CORP. (FORMERLY KNOWN AS
                       EMPIRE GOLD CORP.) FOR THE ESTABLISHMENT OF
                          EMPIRE (TIANJIN) RESOURCES CO., LTD.

                              AGREEMENT OF AMENDMENT NO. 2
             FOR SCHEDULE OF CAPITAL CONTRIBUTION OF THE REGISTERED CAPITAL

This Agreement of Amendment Number 2 for Schedule of Capital Contribution of the Registered Capital ("Amendment 2") is signed by the following two parties in Tianjin, China on this 5th day of November 2007:

PartyA:  Diying (Tianjin) Mining Science and Technology Development Co., Ltd.
Address: 4, 8th Road, Dazhigu, Hedong District, Tianjin, China 300170

Party B: Empire Minerals Corp. (formerly known as Empire Gold Corp.)
Address: 410 Park Avenue, 15th Floor, New York, New York 10022 USA

WHEREAS:

     1. The two parties signed the Joint Venture Contract for the establishment of Empire (Tianjin) Resources Co., Ltd. ("Joint Venture Company") on December 8, 2006;

     2. The Joint Venture Company received all the approval documents from the relevant government authorities and the business license on April 12, 2007; and

     3. The government authorities allow the Joint Venture Company to place the first installment of the registered capital in a minimum of 20% of its total registered capital.

     4. Party A and Party B signed an Amendment for Total Amount of Investment and Registered Capital on July 3, 2007. The schedule of payments for the capital contribution to Party B to the Registered Capital of the Joint Venture Company was amended.

     5. To date, Party B has contributed $500,000 USD to the registered capital of the Joint Venture Company.

THEREFORE, according to the two parties current situation and needs for the development of the Joint Venture Company, through mutual discussions, the two parties reach the following Agreement of Amendment 2 for Article 5.3 of Claus 5 Total Investment and Registered Capital in the Joint Venture Contract.

     1. Party B shall contribute the remaining $500,000 on its previously agreed contribution to the registered capital, no later than February 28, 2008.

     2. Party A shall contribute it agreed contribution to the registered capital, no later than February 28, 2008.

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This Amendment Number 2 shall become effective upon signing, and shall be part of the Joint Venture Contract with the same legal enforcement.

Party A:  Diying (Tianjin) Mining Science   Party B:  Empire Minerals Corp.
and Technology Development Co., Ltd.

/s/ Wenquin Zhang                           /s/ Weiguo Lang
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Authorized Representative:                  Authorized Representative:
Wenquin Zhang                               Weiguo Lang